Exhibit 99.3

LOCAL.COM CORPORATION

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma condensed consolidated financial statements give the effect to the acquisition of Screamin Media Group, Inc., a Delaware corporation, following our execution on July 8, 2011, of an Agreement and Plan of Merger (the “Merger Agreement”) by and among Local.com Corporation (“Local.com” or “Company”), Screamin Media Group, Inc. (“SMG”), Agile Acquisition Corporation, a Delaware corporation and wholly-owned subsidiary of the Company (“Subcorp”), and Dan Griffith, as Stockholders’ Agent (the “Stockholders’ Agent”) pursuant to which Subcorp was merged with and into SMG and SMG became our wholly-owned subsidiary (the “Merger”). As consideration for the Merger, we paid upfront consideration of $5,000,000 in cash, 727,360 shares of Local.com common stock, $0.00001 par value (the “Shares”), and $5,000,000 in secured promissory notes (the “Notes”) bearing interest at 10% per annum.

The unaudited pro forma condensed consolidated financial statements are based upon the estimates and assumptions set forth herein. The unaudited pro forma information has been prepared utilizing the historical financial statements and notes thereto, for which Local.com Corporation and Screamin Media Group, Inc. are included herein. The unaudited pro forma financial data does not purport to be indicative of the results which actually would have been obtained had the purchase been effected on the dates indicated or of the results which may be obtained in the future. The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical financial statements of Local.com Corporation and the historical financial statements of Screamin Media Group, Inc. included herein. The pro forma adjustments are based on estimates, available information and certain assumptions and may be revised as additional information becomes available. The unaudited pro forma condensed consolidated balance sheet gives effect to the merger which is accounted for as an acquisition of Screamin Media Group, Inc. by Local.com Corporation as if it had occurred on June 30, 2011. The unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2010, and for the three and six months ended June 30, 2011, give effect to the merger as if it had occurred as of the first day of each such period.

The pro forma data presented herein is for informational purposes only and is not intended to represent or be indicative of the results of operations or financial condition of the combined entities that would have been reported had the proposed transaction been completed as of the dates presented, and should not be taken as representative of future results of operations or financial condition of the combined group.

LOCAL.COM CORPORATION

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

(in thousands)

	Local.com June 30, 2011	SMG June 30, 2011	Pro Forma Adjustments		Combined Pro Forma June 30, 2011
ASSETS
Current assets:
Cash and cash equivalents	$13,482	$634	$(5,000	)(B)	$9,116
Restricted cash	10	—	—		10
Accounts receivable, net of allowances	10,981	79	—		11,060
Notes receivable - current portion	749	—	(500	)(A)	249
Prepaid expenses and other current assets	913	9	—		922

Total current assets	26,135	722	(5,500)		21,357
Property and equipment, net	7,792	59	—		7,851
Goodwill	20,340	—	14,425	(B)	34,765
Intangible assets, net	10,585	58	—		10,643
Long-term portion of note receivable	637	—	—		637
Deposits	57	—	—		57

Total assets	$65,546	$839	$8,925		$75,310

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$8,047	$887	$—		8,934
Accrued compensation	2,118	—	—		2,118
Deferred rent	602	—	—		602
Warrant liability	870	—	—		870
Other accrued liabilities	525	802	—		1,327
Revolving line of credit	—	—	—		—
Deferred revenue	381		—		381
Notes payable	—	1,075	4,500	(A)(B)	5,575

Total current liabilities	12,543	2,764	4,500		19,807

Deferred income taxes	188	—	—		188

Total liabilities	12,731	2,764	4,500		19,995

Commitments and contingencies

Stockholders’ equity:
Preferred stock	—	—	—		—
Common stock	—	1	(1)		—
Additional paid-in capital	114,338	840	1,660		116,838
Accumulated deficit	(61,523)	(2,766)	2,766		(61,523)

Stockholders’ equity	52,815	(1,925)	4,425		55,315

Total liabilities and stockholders’ equity	$65,546	$839	$8,925		$75,310

See accompanying notes to unaudited pro forma condensed consolidated financial statements

LOCAL.COM CORPORATION

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands)

	Three Months Ended June 30, 2011
	Local.com	SMG	Pro Forma Adjustments		Combined Pro Forma
Revenue	$15,584	$2,238	$—		$17,822

Operating Expenses:
Cost of revenues	10,812	2,027	—		12,839
Sales and marketing	4,646	514	—		5,160
General and administrative	3,291	1,092	—		4,383
Research and development	1,359	—	—		1,359
Amortization of intangibles	1,210	—	—		1,210

Total operating expenses	21,318	3,633	—		24,951

Operating income (loss)	(5,734)	(1,395)	—		(7,129)
Interest and other income (expense), net	(30)	—	(125	)(C)	(155)
Change in fair value of warrant liability	411	—	—		411

Income (loss) before income taxes	(5,353)	(1,395)	(125)		(6,873)
Provision for income taxes	51	—	—		51

Net income (loss)	$(5,404)	$(1,395)	$(125)		$(6,924)

Per share data:

Basic net income (loss) per share	$(0.25)				$(0.31)

Diluted net income (loss) per share	$(0.25)				$(0.31)

Basic weighted average shares outstanding	21,254				21,981

Diluted weighted average shares outstanding	21,254				21,981

See accompanying notes to unaudited pro forma condensed consolidated financial statements

LOCAL.COM CORPORATION

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands)

	Six Months Ended June 30, 2011
	Local.com	SMG	Pro Forma Adjustments		Combined Pro Forma
Revenue	$32,379	$4,068	$—		$36,447

Operating Expenses:
Cost of revenues	21,800	3,695	—		25,495
Sales and marketing	7,928	630	—		8,558
General and administrative	5,901	1,581	—		7,482
Research and development	2,887	—	—		2,887
Amortization of intangibles	2,408	—	—		2,408

Total operating expenses	40,924	5,906	—		46,830

Operating income (loss)	(8,545)	(1,838)	—		(10,383)

Interest and other income (expense), net	(85)	—	(250	)(C)	(335)
Change in fair value of warrant liability	1,970	—	—		1,970

Income (loss) before income taxes	(6,660)	(1,838)	(250)		(8,748)

Provision for income taxes	62	—	—		62

Net income (loss)	$(6,722)	$(1,838)	$(250)		$(8,810)

Per share data:

Basic net income (loss) per share	$(0.32)				$(0.41)

Diluted net income (loss) per share	$(0.32)				$(0.41)

Basic weighted average shares outstanding	20,750				21,478

Diluted weighted average shares outstanding	20,750				21,478

See accompanying notes to unaudited pro forma condensed consolidated financial statements

LOCAL.COM CORPORATION

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands)

	The Year Ended December 31, 2010
	Local.com	SMG	Pro Forma Adjustments		Combined Pro Forma
Revenue	$84,137	$2,375	$—		$86,512

Operating Expenses:
Cost of revenues	46,517	2,046	—		48,563
Sales and marketing	14,356	264	—		14,620
General and administrative	8,685	973	—		9,658
Research and development	5,133	—	—		5,133
Amortization of intangibles	5,734	—	—		5,734

Total operating expenses	80,425	3,283	—		83,708

Operating income (loss)	3,712	(908)	—		2,804

Interest and other income (expense), net	(275)	—	(500	)(C)	(775)
Change in fair value of warrant liability	887	—	—		887

Income (loss) before income taxes	4,324	(908)	(500)		2,916

Provision for income taxes	102	—	—		102

Net income (loss)	$4,222	$(908)	$(500)		$2,814

Per share data:

Basic net income (loss) per share	$0.26				$0.13

Diluted net income (loss) per share	$0.25				$0.13

Basic weighted average shares outstanding	15,966				21,478

Diluted weighted average shares outstanding	16,788				21,478

See accompanying notes to unaudited pro forma condensed consolidated financial statements

LOCAL.COM CORPORATION

NOTES TO UNAUDITED PRO FORMA

CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(A)	To reflect the elimination of intercompany transactions between the Company and SMG.
(B)	To reflect the elimination of SMG’s equity accounts and the allocation of the initial purchase price of $12.5 million as follows:

Purchase price calculation:
Cash paid	$5,000
Promissory notes issued	5,000
Common stock issued	2,500

12,500

Allocation of purchase price:
Current assets	722
Equipment and other assets	117
Accounts payable and accrued expenses	(1,689)
Notes payable	(1,075)
Goodwill (1)	14,425

Total allocated purchase price	$12,500

(1)	SMG’s intangible assets have not been determined as of the date of this report and therefore the allocation of the purchase price in excess of SMG’s net assets is shown entirely as goodwill.

(C)	To reflect interest expense related to the $5 million promissory notes issued to acquire SMG as if the notes were issued as of the first day of each such period.